UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada	001-14568	98-0077354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (630) 810-4800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 17, 2006, IPSCO Inc. (the “Registrant”) and NS Group, Inc. (“NS Group”) issued a joint press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger of NS Group with, PI Acquisition Company, a wholly-owned subsidiary of the Registrant.

The expiration of the Hart-Scott-Rodino waiting period satisfies one of the conditions to the Registrant’s acquisition of NS Group. Consummation of the merger, which is expected to occur in the fourth quarter of 2006, remains subject to other customary closing conditions, including approval of the merger by NS Group’s shareholders.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

(99.1)      Press release of IPSCO Inc. and NS Group, Inc. issued October 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

Date: October 17, 2006

	By:	/s/ Leslie T. Lederer
Vice President, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of IPSCO Inc. and NS Group, Inc. issued October 17, 2006.